                                 AMENDMENT NO. 1
                                       TO
                                   APPENDIX A
                                       TO
                           SECOND AMENDED AND RESTATED
                  FINANCIAL INTERMEDIARY DISTRIBUTION AGREEMENT


     THIS AMENDMENT to the Second Amended and Restated Financial Intermediary Distribution Agreement dated August 21, 2003 (the "Agreement") between DELAWARE DISTRIBUTORS, L.P. and LINCOLN FINANCIAL DISTRIBUTORS, INC., amended as of the 31st day of October, 2005.

------------------------------------------------------------------------------------------------------------------------
DELAWARE GROUP ADVISER FUNDS                               DELAWARE GROUP GOVERNMENT FUND
Delaware Diversified Income Fund                           Delaware American Government Bond Fund
Delaware U.S. Growth Fund                                  Delaware Inflation Protected Bond Fund

DELAWARE GROUP CASH RESERVE                                DELAWARE GROUP INCOME FUNDS
Delaware Cash Reserve Fund                                 Delaware Corporate Bond Fund
                                                           Delaware Delchester Fund
DELAWARE GROUP EQUITY FUNDS I                              Delaware Extended Duration Bond Fund
Delaware Balanced Fund                                     Delaware High-Yield Opportunities Fund

DELAWARE GROUP EQUITY FUNDS II                             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Large Cap Value Fund                              Delaware Limited-Term Government Fund
Delaware Value Fund
                                                           DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP EQUITY FUNDS III                            Delaware Tax-Free Pennsylvania Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund                             DELAWARE GROUP TAX FREE FUND
Delaware Trend Fund                                        Delaware Tax-Free Insured Fund
                                                           Delaware Tax-Free USA Fund
DELAWARE GROUP EQUITY FUNDS IV                             Delaware Tax-Free USA Intermediate Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund                         DELAWARE GROUP TAX FREE MONEY FUND
                                                           Delaware Tax-Free Money Fund
DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund                              DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Small Cap Core Fund                               Delaware Tax-Free Florida Insured Fund
Delaware Small Cap Value Fund                              Delaware Tax-Free Missouri Insured Fund
                                                           Delaware Tax-Free Oregon Insured Fund
DELAWARE GROUP FOUNDATION FUNDS
Delaware Balanced Allocation Portfolio                     VOYAGEUR INSURED FUNDS
Delaware Growth Allocation Portfolio                       Delaware Tax-Free Arizona Insured Fund
Delaware Income Allocation Portfolio                       Delaware Tax-Free Minnesota Insured Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS                VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Emerging Markets Fund                             Delaware Tax-Free Minnesota Intermediate Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
VOYAGEUR MUTUAL FUNDS                                             DELAWARE VIP TRUST
Delaware Minnesota High-Yield Municipal Bond Fund                 Delaware VIP Balanced Series
Delaware National High-Yield Municipal Bond Fund                  Delaware VIP Capital Reserves Series
Delaware Tax-Free California Fund                                 Delaware VIP Cash Reserve Series
Delaware Tax-Free Idaho Fund                                      Delaware VIP Diversified Income Series
Delaware Tax-Free New York Fund                                   Delaware VIP Emerging Markets Series
                                                                  Delaware VIP Global Bond Series
VOYAGEUR MUTUAL FUNDS II                                          Delaware VIP Growth Opportunities Series
Delaware Tax-Free Colorado Fund                                   Delaware VIP High Yield Series
                                                                  Delaware VIP International Value Equity Series
VOYAGEUR MUTUAL FUNDS III                                         Delaware VIP REIT Series
Delaware Select Growth Fund                                       Delaware VIP Select Growth Series
                                                                  Delaware VIP Small Cap Value Series
VOYAGEUR TAX FREE FUNDS                                           Delaware VIP Trend Series
Delaware Tax-Free Minnesota Fund                                  Delaware VIP U.S. Growth Series
                                                                  Delaware VIP Value Series
DELAWARE POOLED TRUST
The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Smid-Cap Growth Equity Portfolio

------------------------------------------------------------------------------------------------------------------------

Agreed to and accepted:

DELAWARE DISTRIBUTORS, L.P.                              LINCOLN FINANCIAL DISTRIBUTORS, INC.
By:      DELAWARE DISTRIBUTORS, INC.
         General Partner

By:      Kevin J. Lucey                                  By:      Diane McCarthy
         -----------------------------------------                ---------------------------------------
Name:    Kevin J. Lucey                                  Name:    Diane McCarthy
Title:   President/Chief Executive Officer               Title:   Vice President/Chief Financial Officer/
                                                                  Chief Administrative Officer